UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2012

China Natural Gas, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34373	98-0231607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19th Floor, Building B, Van Metropolis
35 Tang Yan Road, Hi-Tech Zone
Xian, Shaanxi Province, China 710065
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 29-8832-3325

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes In Registrant's Certifying Accountant

Effective as of April 20, 2012 the Company dismissed Friedman LLP (“Friedman”), the Company's independent registered public accounting firm.

Friedman reported on the Company's consolidated financial statements for the years ending December 31, 2011 and 2010. For these periods and up to April 20, 2012, there were no disagreements with Friedman on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Friedman, would have caused it to make reference thereto in its report on the financial statements for such years.  During such years, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The reports of Friedman on the financial statements of the Company for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Friedman with a copy of the foregoing disclosure and requested that Friedman provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. A copy of such letter, dated May 14, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has engaged Sherb & Co., LLP (“Sherb & Co.”) to assume the role of its new independent registered public accounting firm. The Company signed the engagement letter on May 11, 2012.

During the fiscal years ended December 31, 2011 and 2010 and through May 11, 2012, the Company did not consult with Sherb & Co. on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Sherb & Co. did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

16.1	Letter from Friedman LLP dated May 14, 2012 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NATURAL GAS, INC.

Date: May 15, 2012	/s/ Shuwen Kang
Shuwen Kang
Chief Executive Officer